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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: November 21, 1997
               (Date of earliest event reported: November 6, 1997)

                         Commission File Number: 0-21272



                               SANMINA CORPORATION
             (Exact name of Registrant as specified in its charter)



                  Delaware                                   77-0228183
                  --------                                   ----------
  (State of incorporation or organization)             (IRS Employer I.D. No.)


                355 East Trimble Road, San Jose, California 95131
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (408) 435-8444
                                 --------------
              (Registrant's telephone number, including area code)




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Item 2.  Acquisition and Disposition of Assets


        On November 6, 1997, Registrant acquired Elexsys International, Inc. ("Elexsys") through a merger (the "Merger") effected pursuant to an Agreement and Plan of Merger dated July 22, 1997 (the "Merger Agreement"). Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Elexsys Common Stock was converted into 0.33 shares of Sanmina Common Stock. The Merger Agreement and the terms of the Merger are more fully described in Registrant's registration statement on Form S-4 (Commission File No. 333-36521) relating to the shares of Registrant's Common Stock issued in the Merger.












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Item 7.        Financial Statements and Exhibits

        (a)  Financial Statements and Pro Forma Financial Information

        It is impracticable to provide the required financial statements as of the filing of this report. Registrant expects that audited and pro forma financial statements required under this item will be filed within 60 days after the date on which this Form 8-K is required to be filed.

        (b)  Exhibits

        2.1(*)    Agreement and Plan of Merger dated July 22, 1997 among Registrant, SANM
                  Acquisition Subsidiary, Inc. and Elexsys International, Inc.

        2.2(**)   Stockholder Agreement dated as of July 22, 1997 among the
                  Registrant, Elexsys and certain stockholders of Elexsys.

        2.3(***)  Registration Rights Agreement between Registrant and Milan Mandaric.

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        (*)    Incorporated by reference to Annex I to the Proxy
               Statement/Prospectus included in Registrant's Registration Statement on Form S-4 (Commission File No. 333-36521).

        (**)   Incorporated by reference to Annex II to the Proxy
               Statement/Prospectus included in Registrant's Registration Statement on Form S-4 (Commission File No. 333-36521).

        (***) Incorporated by reference to the like numbered Exhibit to Registrant's Registration Statement on Form S-4 (Commission File No. 333-36521).












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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SANMINA CORPORATION


                                        By: /s/ Randy W. Furr
                                            ----------------------------------
                                                Randy W. Furr,
                                                President
                                                and Chief Operating Officer



Date: November 21, 1997












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